[logo] M F S(R)
INVESTMENT MANAGEMENT


                                  MFS(R) GOVERNMENT
                                  MARKETS INCOME TRUST
                                  SEMIANNUAL REPORT o MAY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 18
Trustees and Officers ..................................................... 25

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1)Source: Lipper Inc.

(2)Source: Thomson Wealth Management.

(3)For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

   The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Peter Vaream]
     Peter Vaream

Dear Shareholders,
For the six months ended May 31, 2002, the trust provided a total return of 6.28% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 2.59%.

During the same period, the trust's benchmarks, the Lehman Brothers Government Bond Index (the Lehman Index) and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index) returned 1.45% and 2.33%, respectively. The Lehman Index is unmanaged and is composed of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year.

Over the period, fixed-income markets experienced volatility and uncertainty as a result of a slowing global economy and a rise in terrorism and geopolitical tensions in parts of the globe. For most of 2001, bond yields had moved lower and their prices higher, as central banks worldwide lowered rates to stimulate sagging economies. However, toward the end of the year, interest rates and bond yields grew more volatile, based on changing sentiment about the strength of the economy and the future direction of interest rates. Although 2002 has so far been challenging for fixed-income markets in general, the high-quality nature of our holdings has helped performance as we witnessed a flight to quality in global financial markets. Overall, we reduced the interest rate sensitivity of the portfolio during the period, targeting a duration of approximately five years throughout each sector of our holdings.

Over the longer term, our expectation is that the yield curve will flatten as the Federal Reserve Board (the Fed) eventually raises short-term rates, but long-term rates remain relatively stable. Thus, we see longer maturities potentially outperforming and will continue to adjust the portfolio accordingly, favoring intermediate-maturity (three- to seven-year) securities. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; under normal circumstances, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.)

Government agency securities, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), the Small Business Administration (SBA), and the Department of Housing and Urban Development (HUD), helped performance over the first half of the period. In our opinion, investors became more risk averse over the period and sought higher-quality investment options. The agency market benefited from this trend, providing incremental income over Treasuries. The principal value and interest on Treasury Securities are guaranteed by the U.S. government if held to maturity.

We retained a market weighting in mortgage-backed securities. With the Fed apparently finished lowering rates, this sector performed well as long-term rates rose slightly and fewer homeowners prepaid their mortgages in order to refinance at a lower rate. (Prepayments are generally bad for mortgage bonds because they force investors to take their proceeds and reinvest them at lower prevailing interest rates.)

Going forward, we believe mortgages could underperform, given the significant price appreciation we've already seen. However, as the period ended, we were still seeing strong demand from banks and other financial institutions because mortgages are considered to be a high-quality asset in an uncertain environment. We expect to monitor the situation and may potentially scale back our mortgage holdings.

Internationally, we invested mainly in the dollar-bloc countries, including New Zealand and Canada. These investments in relatively stable economies helped performance over the period. Emerging market bonds, however, were among our strongest-performing holdings over the period, particularly Russian and Mexican bonds. We believe emerging markets performed well because their geo-political situations were improving and, as a result, some of these countries became upgrade candidates. In fact, Mexico's bond rating was upgraded in 2001, crossing over from below-investment grade to investment grade. (When a bond is upgraded, it is considered less risky and, therefore, its price often rises.) We also targeted credits that had a high degree of sovereign support, finding opportunities in South Korea.

After a long run, the U.S. dollar began to look overvalued to us, and indeed the dollar began to slide over the period; in response, we began to build up our foreign currency holdings. We think European bonds could potentially outperform U.S. Treasuries going forward because we believe the U.S. economy will grow more quickly than that of Europe -- and more rapid growth has historically tended to push interest rates up and bond prices down.

Looking ahead, we believe the global economy is improving but that the recovery will remain sluggish for a while longer. We feel the U.S. federal deficit will increase over the next 12 months, putting some upward pressure on interest rates. In that environment, we plan to remain well diversified and to continue to reduce the interest rate sensitivity of our holdings. As of the end of the period, we expected to continue to diversify away from Treasuries into other asset classes that may be better performers, such as agencies. We have also been paying close attention to the fluctuating value of the dollar, and we expect to increase nondollar exposure in Europe as a defensive strategy.

As of the end of the period, we would argue that investor expectation of a rate hike has already been factored into the bond market. So, while rates in general remain difficult to predict and could drift higher, we do not foresee a Fed rate hike having a big negative effect on the bond market, particularly in such a low inflation environment.

     Respectfully,

 /s/ Peter C. Vaream

     Peter C. Vaream
     Portfolio Manager

Note to Shareholders: Effective March 2002, Peter Vaream became portfolio manager of the trust.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   PETER C. VAREAM IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST.

   PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

NUMBER OF SHAREHOLDERS

As of May 31, 2002, our records indicate that there are 6,659 registered shareholders and approximately 25,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

ADDRESS CHANGE

        Please use our new mailing address, effective immediately. State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to provide a high level of current income

NEW YORK STOCK EXCHANGE SYMBOL: MGF

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

   (For the six months ended May 31, 2002)

   NET ASSET VALUE PER SHARE
   November 30, 2001                                                  $7.32
   May 31, 2002                                                       $7.27

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2001                                                  $6.59
   May 31, 2002 (high)*                                               $6.78
   December 17, 2001 (low)*                                           $6.31
   May 31, 2002                                                       $6.78

   *For the six months ended December 1, 2001, through May 31, 2002.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2002

Bonds - 94.2%
---------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
ISSUER                                                 (000 OMITTED)              VALUE
---------------------------------------------------------------------------------------
U.S. Bonds - 82.0%
  U.S. Government Agencies - 52.4%
    Federal Home Loan Mortgage Corp., 7.5s, 2027 - 2028    $   1,712       $  1,792,315
    Federal Housing Administration/USGI Spring Garden,
      10.375s, 2030                                            2,074          2,068,332
    Federal National Mortgage Assn., 4.4s, 2005                5,000          5,062,550
    Federal National Mortgage Assn., 5.5s, 2006               10,000         10,410,300
    Federal National Mortgage Assn., 5.75s, 2010               2,500          2,393,915
    Federal National Mortgage Assn., 6s, 2008 - 2016          27,479         28,769,711
    Federal National Mortgage Assn., 6.5s, 2016 - 2031        24,845         25,490,791
    Federal National Mortgage Assn., 6.956s, 2007              5,610          6,048,362
    Federal National Mortgage Assn., 7.5s, 2015 - 2015         8,176          8,644,548
    Federal National Mortgage Assn., 8.5s, 2027               10,100         11,040,512
    Financing Corp., 10.7s, 2017                               8,500         12,358,575
    Financing Corp., 9.8s, 2018                                5,000          6,870,500
    Financing Corp., 10.35s, 2018                              9,500         13,638,295
    Government National Mortgage Assn., 6.5s, 2028 - 2032     21,132         21,544,882
    Government National Mortgage Assn., 7s, 2022 - 2031       31,283         32,439,405
    Government National Mortgage Assn., 7.5s, 2022 - 2027     11,082         11,656,221
    Private Export Funding Corp., 7.01s, 2004                  3,380          3,599,666
    Small Business Administration, 8.875s, 2011                1,084          1,144,234
    Small Business Administration, 6.34s, 2021                 1,913          1,967,955
    Small Business Administration, 6.35s, 2021                 2,510          2,584,351
    Small Business Administration, 6.44s, 2021                 1,971          2,037,886
    Small Business Administration, 6.625s, 2021                1,972          2,057,178
    U.S. Department of Housing & Urban Development,
      6.36s, 2016                                              1,580          1,575,063
    U.S. Department of Housing & Urban Development,
      6.59s, 2016                                              5,612          5,556,104
                                                                           ------------
                                                                           $220,751,651
---------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 29.6%
    U.S. Treasury Bonds, 11.875s, 2003                     $   2,887       $  3,257,662
    U.S. Treasury Bonds, 10.375s, 2009                        14,600         17,872,052
    U.S. Treasury Bonds, 12s, 2013                            12,500         17,304,125
    U.S. Treasury Bonds, 9.875s, 2015                         26,000         36,773,620
    U.S. Treasury Bonds, 8.875s, 2017                          6,000          7,982,760
    U.S. Treasury Bonds, 6.875s, 2025                         17,500         19,905,550
    U.S. Treasury Bonds, 6.25s, 2030                           3,000          3,211,050
    U.S. Treasury Notes, 5.875s, 2004                         13,000         13,733,200
    U.S. Treasury Notes, 4.625s, 2006                          4,500          4,591,395
                                                                           ------------
                                                                           $124,631,414
---------------------------------------------------------------------------------------
Total U.S. Bonds                                                           $345,383,065
---------------------------------------------------------------------------------------
Foreign Bonds - 12.2%
  Brazil - 0.3%
    Banco Nacional de Desenvolvi, 12.762s, 2008 (Banks &
      Credit Cos.)##                                       $   1,079       $    986,237
    Federal Republic of Brazil, 3.063s, 2024                     571            390,421
                                                                           ------------
                                                                           $  1,376,658
---------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    Bulgaria Republic, 7.5s, 2013##                        EUR 1,171       $  1,056,345
    Bulgaria Republic, 8.25s, 2015##                       $   1,089          1,071,304
                                                                           ------------
                                                                           $  2,127,649
---------------------------------------------------------------------------------------
  Canada - 5.4%
    Government of Canada, 5.75s, 2006                      CAD 5,929       $  4,002,881
    Government of Canada, 5.25s, 2008                          9,661          9,888,072
    Government of Canada, 5.5s, 2009                           6,483          4,283,212
    Government of Canada, 5.5s, 2010                           6,661          4,369,626
                                                                           ------------
                                                                           $ 22,543,791
---------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                       $     601       $    640,816
---------------------------------------------------------------------------------------
  Germany - 1.6%
    Federal Republic of Germany, 4.75s, 2008               EUR 7,329       $  6,757,650
---------------------------------------------------------------------------------------
  Kazakhstan
    KazTransoil Co., 8.5s, 2006 (Oils)##                   $      50       $     49,000
---------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petroliam Nasional Berhad, 7.75s, 2015 (Oils)          $     766       $    812,125
---------------------------------------------------------------------------------------
  Mexico - 1.2%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##     $   1,832       $  2,006,040
    Pemex Project Funding Master Trust, 9.125s, 2010
      (Oils)                                                     626            689,558
    Petroleos Mexicanos, 9.375s, 2008 (Oils)                   1,072          1,175,126
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                       269            297,918
    United Mexican States, 11.5s, 2026                           682            885,918
                                                                           ------------
                                                                           $  5,054,560
---------------------------------------------------------------------------------------
  New Zealand - 0.5%
    Government of New Zealand, 8s, 2006                    NZD 3,999       $  2,009,446
---------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.625s, 2011                       $     600       $    613,500
    Republic of Panama, 10.75s, 2020                             772            847,270
                                                                           ------------
                                                                           $  1,460,770
---------------------------------------------------------------------------------------
  Philippines - 0.2%
    Philippines Republic, 8.375s, 2009                     $     880       $    897,600
---------------------------------------------------------------------------------------
  Russia - 0.6%
    Ministry of Finance Russia, 12.75s, 2028##             $   1,195       $  1,469,850
    Mobile Telesystems Finance, 10.95s, 2004
      (Telecommunications)##                                     849            868,102
                                                                           ------------
                                                                           $  2,337,952
---------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##      $   1,123       $  1,316,565
---------------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                             $   3,600       $  3,902,710
---------------------------------------------------------------------------------------
  United Kingdom
    United Kingdom Treasury, 6.75s, 2004                   GBP     5       $      7,605
---------------------------------------------------------------------------------------
Total Foreign Bonds                                                        $ 51,294,897
---------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $388,559,984)                                $396,677,962
---------------------------------------------------------------------------------------

Warrants
---------------------------------------------------------------------------------------
                                                              SHARES
---------------------------------------------------------------------------------------
    United Mexican States*                                 1,354,000       $      2,031
    Republic of Venezuela*                                    37,500              --
---------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                                       $      2,031
---------------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
---------------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
                                                       (000 OMITTED)
---------------------------------------------------------------------------------------
    General Electric Capital Corp., due 6/03/02            $   8,225       $  8,224,168
    The Student Loan Corp., due 6/03/02                        2,021          2,020,807
---------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                            $ 10,244,975
---------------------------------------------------------------------------------------

Repurchase Agreement - 2.5%
---------------------------------------------------------------------------------------
    Morgan Stanley, dated 5/31/02, due 6/03/02, total
      to be received $10,445,522 (secured by various
      U.S. Treasury and Federal Agency obligations in
      a jointly traded account), at Cost                   $  10,445       $ 10,445,000
---------------------------------------------------------------------------------------
Total Investments (Identified Cost, $409,249,959)                          $417,369,968

Other Assets, Less Liabilities - 0.9%                                         3,678,095
---------------------------------------------------------------------------------------
Net Assets - 100.0%                                                        $421,048,063
---------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
       AUD = Australian Dollars          EUR = Euro
       CAD = Canadian Dollars            GBP = British Pounds
       CHF = Swiss Francs                NZD = New Zealand Dollars
       DKK = Danish Kroner

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
MAY 31, 2002
---------------------------------------------------------------------------
Assets:
  Investments at value (identified cost, $409,249,959)        $417,369,968
  Investment of cash collateral for securities loaned, (at
    identified cost and value)                                  92,978,499
  Cash                                                                 917
  Receivable for forward foreign currency exchange
      contracts                                                  1,155,216
  Receivable for forward foreign currency exchange
    contracts subject to master netting agreements                 516,206
  Receivable for trust shares sold                                   6,000
  Receivable for investments sold                                8,738,406
  Interest receivable                                            4,334,425
                                                              ------------
    Total assets                                              $525,099,637
                                                              ------------

Liabilities:
  Payable for investments purchased                           $  8,745,409
  Collateral for securities loaned, at value                    92,978,499
  Payable to dividend disbursing agent                             147,338
  Payable for forward foreign currency exchange contracts        1,208,398
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                           517,278
  Payable to affiliates -
    Management fee                                                   7,770
    Transfer and dividend disbursing agent fee                      11,816
    Administrative fee                                                 203
  Accrued expenses and other liabilities                           434,863
                                                              ------------
      Total liabilities                                       $104,051,574
                                                              ------------
Net assets                                                    $421,048,063
                                                              ============

Net assets consist of:
  Paid-in capital                                             $455,316,767
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 8,088,949
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (39,891,558)
  Accumulated net investment loss                               (2,466,095)
                                                              ------------
      Total                                                   $421,048,063
                                                              ============
Shares of beneficial interest outstanding (63,046,686
  shares authorized, less 5,104,331 treasury shares)           57,942,355
                                                               ==========
Net asset value per share (net assets / shares of
beneficial interest outstanding)                                 $7.27
                                                                 =====
See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2002
--------------------------------------------------------------------------

Net investment income:
    Interest Income                                           $ 13,022,695
    Dividends                                                        2,323
                                                              ------------
      Total investment income                                 $ 13,025,018
                                                              ------------
  Expenses -
    Management fee                                            $  1,422,885
    Trustees' compensation                                          67,258
    Transfer and dividend disbursing agent fee                      69,150
    Administrative fee                                              30,587
    Investor communication expense                                 120,496
    Custodian fee                                                   77,873
    Postage                                                         15,992
    Auditing fees                                                   19,301
    Printing                                                        22,897
    Legal fees                                                         208
    Miscellaneous                                                   72,491
                                                              ------------
      Total expenses                                          $  1,919,138
    Fees paid indirectly                                           (11,600)
                                                              ------------
      Net expenses                                            $  1,907,538
                                                              ------------
        Net investment income                                 $ 11,117,480
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $   (159,123)
    Foreign currency transactions                                  263,505
                                                              ------------
      Net realized gain on investments and foreign
        currency transactions                                 $    104,382
                                                              ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $ (2,295,642)
    Translation of assets and liabilities in foreign
       currencies                                                 (386,111)
                                                              ------------
      Net unrealized loss on investments and foreign
        currency translation                                  $ (2,681,753)
                                                              ------------
        Net realized and unrealized loss on investments
         and foreign currency                                 $ (2,577,371)
                                                              ------------
          Increase in net assets from operations              $  8,540,109
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                 MAY 31, 2002           NOVEMBER 30, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 11,117,480                $ 25,051,978
  Net realized gain on investments and foreign currency
    transactions                                                      104,382                  10,733,408
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (2,681,753)                  7,839,712
                                                                 ------------                ------------
      Increase in net assets from operations                     $  8,540,109                $ 43,625,098
                                                                 ------------                ------------
Distributions declared to shareholders from net investment
  income                                                         $(12,672,680)               $(25,582,314)
                                                                 ------------                ------------
Cost of shares reacquired                                        $(10,992,624)               $ (3,894,610)
                                                                 ------------                ------------
        Total increase (decrease) in net assets                  $(15,125,195)               $ 14,148,174
Net assets:
  At beginning of period                                          436,173,258                 422,025,084
                                                                 ------------                ------------

At end of period (including accumulated net investment loss
  of $2,466,095 and $910,895, respectively)                      $421,048,063                $436,173,258
                                                                 ============                ============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                 MAY 31, 2002              2001            2000             1999            1998           1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 7.32            $ 7.01          $ 6.94           $ 7.50          $ 7.41         $ 7.56
                                       ------            ------          ------           ------          ------         ------

Income from investment
operations#(S) -
  Net investment income                $ 0.19            $ 0.42          $ 0.44           $ 0.43          $ 0.46         $ 0.49
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.04)             0.31            0.06            (0.58)           0.08          (0.14)
                                       ------            ------          ------           ------          ------         ------
      Total from investment
        operations                     $ 0.15            $ 0.73          $ 0.50           $(0.15)         $ 0.54         $ 0.35
                                       ------            ------          ------           ------          ------         ------

Less distributions declared to
  shareholders -
  From net investment income           $(0.22)           $(0.43)         $(0.29)          $(0.40)         $(0.46)        $(0.49)
  In excess of net investment
    income                               --                --              --               --             (0.01)         (0.03)
  From paid-in capital                   --                --             (0.20)           (0.06)           --             --
                                       ------            ------          ------           ------          ------         ------

      Total distributions
        declared to shareholders       $(0.22)           $(0.43)         $(0.49)          $(0.46)         $(0.47)        $(0.52)
                                       ------            ------          ------           ------          ------         ------

Net increase from repurchase of
  capital shares                       $ 0.02            $ 0.01          $ 0.06           $ 0.05          $ 0.02         $ 0.02
                                       ------            ------          ------           ------          ------         ------
Net asset value - end of period        $ 7.27            $ 7.32          $ 7.01           $ 6.94          $ 7.50         $ 7.41
                                       ======            ======          ======           ======          ======         ======
Per share market value - end of
  period                               $ 6.78            $ 6.59          $ 6.19           $ 5.81          $ 6.56         $ 6.69
                                       ------            ------          ------           ------          ------         ------
Total return at market value             6.28%++          13.56%          15.24%           (4.80)%          4.21%          6.91%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             0.91%+            0.90%           0.94%            0.92%           0.89%          0.94%
  Net investment income(S)               5.29%+            5.82%           6.35%            6.00%           6.14%          6.56%
Portfolio turnover                         36%              105%            151%             102%            253%           248%
Net assets at end of period
  (000 Omitted)                      $421,048          $436,173        $422,025         $447,178        $511,861       $524,580

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective December 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
    May 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.51%. Per share, ratios, and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Markets Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrowers default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrowers, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $91,128,301. These loans were collateralized by cash of $92,978,499 which was invested in the following short-term obligations:

                                                  PRINCIPAL   AMORTIZED COST
                                                     AMOUNT        AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    $92,978,499      $92,978,499

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time. The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trusts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. The trust may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended November 30, 2001 and November 30, 2000 was as follows:

                                          NOVEMBER 30, 2001  NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $24,788,702        $18,111,821
    Tax return of capital                           793,612         12,251,962
                                                -----------        -----------
Total distributions declared                    $25,582,314        $30,363,783
                                                ===========        ===========

As of November 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $      --
          Undistributed long-term capital gain                --
          Capital loss carryforward                     (35,625,238)
          Unrealized gain                                 6,049,214
          Other temporary differences                      (560,109)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

          EXPIRATION DATE                                     AMOUNT
          ---------------------------------------------------------
          November 30, 2002                            $ (9,027,808)
          November 30, 2004                                (196,662)
          November 30, 2005                              (8,818,381)
          November 30, 2007                             (11,594,208)
          November 30, 2008                              (5,988,179)
                                                       ------------
            Total                                      $(35,625,238)
                                                       ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.33% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                     $109,369,937    $142,316,951
                                               ------------    ------------
Investments (non-U.S. government
securities)                                    $ 39,730,507    $ 38,106,280
                                               ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $414,469,670
                                                               ------------
Gross unrealized appreciation                                  $  8,587,251
Gross unrealized depreciation                                    (5,686,953)
                                                               ------------
    Net unrealized appreciation                                $  2,900,298
                                                               ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 63,046,686 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                       SIX MONTHS ENDED MAY 31, 2002    YEAR ENDED NOVEMBER 30, 2001
                       -----------------------------    ---------------------------
                               SHARES         AMOUNT           SHARES        AMOUNT
-----------------------------------------------------------------------------------
Treasury shares reacquired (1,680,400)  $(10,992,624)        (600,200)  $(3,894,610)
                           ----------   ------------         --------   -----------

In accordance with the provisions of the trust's prospectus, 1,680,400 shares of beneficial interest were purchased by the trust during six months ended May 31, 2002 at an average price per share of $6.54 and a weighted average discount of 9.42% per share. The trust repurchased 600,200 shares of beneficial interest during the year ended November 30, 2001, at an average price per shares of $6.49 and a weighted average discount of 9.09% per share.

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended May 31, 2002, was $2,007. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                        NET
                                                                                                 UNREALIZED
                                       CONTRACTS TO                           CONTRACTS        APPRECIATION
               SETTLEMENT DATE      DELIVER/RECEIVE    IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
SALES                 06/18/02     AUD    7,746,309        $ 4,008,174      $ 4,374,659        $  (366,485)
                      06/18/02     CAD   27,025,826         17,136,576       17,690,879           (554,303)
                      06/18/02     CHF   11,581,224          7,325,484        7,385,259            (59,775)
                      06/18/02     NZD    4,540,239          1,941,089        2,168,924           (227,835)
                                                           -----------      -----------        -----------
                                                           $30,411,323      $31,619,721        $(1,208,398)
                                                           ===========      ===========        ===========
PURCHASES             06/18/02     AUD    7,878,679       $  4,225,020     $  4,449,414         $  224,394
                      06/18/02     CAD   23,012,834         14,482,108       15,064,009            581,901
                      06/18/02     DKK    3,648,503            428,605          458,252             29,647
                      06/18/02     EUR   11,659,057         10,647,927       10,876,051            228,124
                      06/18/02     NZD    4,700,000          2,154,091        2,245,241             91,150
                                                           -----------      -----------        -----------
                                                           $31,937,751      $33,092,967        $ 1,155,216
                                                           ===========      ===========        ===========

At May 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $516,206 with UBS Warburg and to a net payable of $317,939 with DB Clearing Services and $199,339 with Merrill Lynch, Pierce, Fenner and Smith.

At May 31, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective December 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to December 1, 2001, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,368,323 decrease in cost of securities and a corresponding $4,368,323 increase in net unrealized appreciation, based on securities held by the fund on November 30, 2001.

The effect of this change for the six months ended May 31, 2002 was to decrease net investment income by $1,063,712, increase net unrealized appreciation by $849,008, and increase net realized gains by $214,704. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) GOVERNMENT MARKETS INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

          NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,          ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                               Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman   Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                          Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee              LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,            Hemenway & Barnes (attorneys), Partner
President and Director
                                                     WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee              Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief      Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and     Associates Properties, Inc. (real estate
Director                                             investment trust), Director; The Baupost Fund (a
                                                     mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac       J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of        Insight Resources, Inc. (acquisition planning
Surgery                                              specialists), President; Wellfleet Investments
                                                     (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)   General Partner (since 1993); Paragon Trade
Trustee                                              Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding          Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial          nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;       (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                     ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee             Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video      WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                            Private investor; Sundstrand Corporation
                                                     (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee               industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy        (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1)  Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
     (i.e., "public companies").
  *  "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
     1940 Act) which is the principal federal law governing investment companies like the trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,           ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                               Treasurer
Massachusetts Financial Services Company, Chairman   Massachusetts Financial Services Company, Vice
and Chief Executive Officer                          President (since August 2000); UAM Fund Services,
                                                     Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                        ELLEN MOYNIHAN (born 11/13/57) Assistant
Massachusetts Financial Services Company, Senior     Treasurer
Vice President and Associate General Counsel         Massachusetts Financial Services Company, Vice
                                                     President (since September 1996)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                            JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice       Massachusetts Financial Services Company, Senior
President (since March 1997)                         Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The trust holds annual shareholder meetings for the purpose of electing Trustees. Trustees are elected for fixed terms. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as
Trustee of the trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives,
Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the trust since January 1, 2002. Mr. Parke has served as a Trustee of the trust since January 1, 2002.

Each of the trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                          TRANSFER AGENT, REGISTRAR AND
                                            DIVIDEND DISBURSING AGENT
Massachusetts Financial Services Company
500 Boylston Street                         State Street Bank and Trust Company
Boston, MA 02116-3741                       c/o MFS Service Center, Inc.
                                            P.O. Box 55024
PORTFOLIO MANAGER                           Boston, MA 02205-8016
                                            1-800-637-2304
Peter C. Vaream+

CUSTODIAN

State Street Bank and Trust Company


+  MFS Investment Management

MFS(R) GOVERNMENT MARKETS                                       ------------
INCOME TRUST                                                     PRSRT STD
                                                                U.S. POSTAGE
[logo] M F S(R)                                                    PAID
INVESTMENT MANAGEMENT                                              MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                            MGFCE-3  7/02  40M